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                                                                   EXHIBIT 10.11


                               NOTE MODIFICATION
                            AND EXTENSION AGREEMENT



         THIS NOTE MODIFICATION AND EXTENSION AGREEMENT (this "Agreement") is made this 31st day of May, 1996, and is effective in all respects as of the May 31, 1996 (the "Effective Date"), by and between Microbiological Associates, Inc., Microbiological Associates, Limited, Magenta Corporation, and Magenta Services, Ltd., and NationsBank, N.A. (the "Bank"), witnesseth:

         WHEREAS, on December 1, 1994 the Borrower obtained a loan in the original principal amount of One Million and 00/100 Dollars (U.S. $1,000,000.00) from the Bank, which loan is evidenced by a promissory note of even date therewith, which note has been modified and extended from time to time (the note and all its amendments, modifications, extensions, etc. are collectively referred to herein as the "Note"); and

         WHEREAS, the Borrower has requested and the Bank has agreed to amend the repayment terms of the Note, provided that the Borrower executes this Agreement.

         NOW, THEREFORE, in consideration of the premises, the sum of $1.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agrees as follows:

                 1. The statements set forth above are true and accurate in every respect and are incorporated by reference herein.

                 2. The outstanding Principal Sum as of the Effective Date is $1,000,000.00, which sum is due and owing without defense, offset or counterclaim.

                          (a)     Principal Repayment.  The Borrower shall pay
the entire unpaid Principal Sum as may then be advanced and outstanding hereunder, together with all accrued and unpaid interest thereon, and all fees, late charges, costs and expenses, if any, incurred or charged in connection therewith, on the 31st day of May, 1997 (the "Maturity Date").

                          (b)     Interest Repayment.  Interest on this Note
shall be calculated on the basis of a 360-day-year applied to the actual number of days the Principal Sum, or any portion thereof, is outstanding. From the date hereof until the Maturity Date (whether by acceleration, declaration, extension or otherwise), the Undersigned shall pay interest in arrears on the unpaid Principal Sum at the per annum rate of interest indicated below, commencing on the 30th day of June, 1996 and continuing on the last day of each month in each year thereafter.

                          (c)     Interest Rate.  Interest shall accrue and be
payable on the unpaid Principal Sum from the Effective Date until the Maturity Date of the Note (whether by acceleration, declaration, extension or otherwise) at the floating and fluctuating per annum prime





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rate of interest of the Bank (the "Prime Rate") as established and declared at any time and from time to time by the Bank plus 0.50% per annum. Each time the Prime Rate changes, the per annum rate of interest on this Note shall change immediately and contemporaneously with such change in the Prime Rate. The Prime Rate does not necessarily represent the lowest or best rate of interest offered or charged by the Bank to its borrowers.

         4. To induce the Bank to enter into this Agreement, the Borrower and any Guarantors listed below: (a) hereby acknowledge and agree that the Bank has fully and properly discharged all covenants and other provisions of the Note and the loan documents prior to the date hereof; (b) hereby waive any breach of the Note and loan documents by the Bank prior to the date hereof; and
(c) hereby release, remise, acquit and forever discharge the Bank and each of its employees, agents, successors and assigns from any and all matters, claims, actions, causes of action, suits, debts, agreements and demands whatsoever, whether presently known or unknown, which the Borrower and any Guarantors may now or hereafter may have against the Bank by reason of any act, cause, matter or thing whatsoever to the date hereof.

         5. Except as expressly amended herein, all of the provisions of the Note shall remain in full force and effect. This Agreement shall in no way operate as a novation, release, amendment or discharge of any of the provisions of the Note (except as modified herein), the loan documents or any indebtedness thereby evidenced.

         6. In consideration of this Agreement, the Borrower and any Guarantor hereby certifies that there is no event of default under the Note and no event has occurred and no condition exists that with the giving of notice or the passage of time would constitute an event of default under the Note. The Borrower and any Guarantor further certifies that they are not in default under the terms of any other agreement or instrument to which they may be a party in any respect that could be materially adverse to the business, operations, property or financial condition of the Borrower and any Guarantor, or which could materially adversely affect the ability of the Borrower and any Guarantor to perform their obligations under this Agreement, the Note or any other Loan Documents to which they are a party.





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         IN WITNESS WHEREOF, and intending to create an instrument executed under seal, the Borrower(s) and any Guarantor(s) have duly executed this Agreement under seal as of the day and year first written above. Each of the undersigned adopts as his or her seal the word ("SEAL") appearing beside or near his or her signature below.


WITNESS/ATTEST:                    BORROWER:

                                   Microbiological Associates, Inc.

                                   By:                        (SEAL)
--------------------------             -----------------------
                                       Carl C. Schwan, Senior Vice President


                                   Microbiological Associates, Limited

                                   By:                        (SEAL)
--------------------------             -----------------------
                                       Carl C. Schwan, Director


                                   Magenta Corporation

                                   By:                        (SEAL)
--------------------------             -----------------------
                                       Carl C. Schwan, Senior Vice President


                                   Magenta Services, Ltd.

                                   By:                        (SEAL)
--------------------------             -----------------------
                                       Carl C. Schwan, Director



                                   BANK:
                                   NationsBank, N.A.


                                   By:                        (SEAL)
--------------------------             -----------------------
                                       Elizabeth F. Shore, Vice President





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